Exhibit 99.1

LIONSGATE SUSPENDS QUARTERLY CASH DIVIDEND IN ANTICIPATION OF STARZ MERGER

SANTA MONICA, CA, and VANCOUVER, BC, September 22, 2016 - As contemplated in the Registration Statement on Form S-4 filed with the Securities and Exchange Commission on August 1, 2016, as amended on September 6, 2016, Lionsgate (NYSE: LGF) today announced that it will suspend its quarterly cash dividend beginning immediately due to its anticipated merger with Starz.

ABOUT LIONSGATE
Lionsgate is a premier next generation global content leader with a diversified presence in motion picture production and distribution, television programming and syndication, home entertainment, international distribution and sales, branded channel platforms, interactive ventures and games, and location-based entertainment.  The Company has nearly 80 television shows on 40 different networks spanning its primetime production, distribution and syndication businesses.  These include the ground-breaking hit series Orange is the New Black, the fan favorite drama series Nashville, the syndication success The Wendy Williams Show, the hit drama The Royals, the Golden Globe-nominated dramedy Casual and the breakout success Greenleaf.
The Company's feature film business spans eight labels and includes the blockbuster Hunger Games franchise, the Now You See Me and John Wick series, Nerve, CBS Films/Lionsgate’s Hell or High Water, Sicario, Roadside Attractions' Love & Mercy and Mr. Holmes, Codeblack Films' Addicted and breakout concert film Kevin Hart: Let Me Explain and Pantelion Films' Instructions Not Included, the highest-grossing Spanish-language film ever released in the U.S.
Lionsgate's home entertainment business is an industry leader in box office-to-DVD and box office-to-VOD revenue conversion rates.  Lionsgate handles a prestigious and prolific library of approximately 16,000 motion picture and television titles that is an important source of recurring revenue and serves as a foundation for the growth of the Company's core businesses. The Lionsgate and Summit brands remain synonymous with original, daring, quality entertainment in markets around the world. www.lionsgate.com
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For investor inquiries, please contact:

James Marsh
(310) 255-3651
jmarsh@lionsgate.com
For media inquiries, please contact:

Peter Wilkes
(310) 255-3726
pwilkes@lionsgate.com

Caution Regarding Forward-Looking Statements

This communication may contain certain forward-looking statements, including certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the merger parties’ plans, objectives, expectations and intentions, the expected timing of completion of the transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements including: the substantial investment of capital required to produce and market films and television series; increased costs for producing and marketing feature films and television series; budget overruns, limitations imposed by Lionsgate’s or Starz’s credit facilities and notes; unpredictability of the commercial success of Lionsgate’s or Starz’s motion pictures and television programming; risks related to Lionsgate’s or Starz’s acquisition and integration of acquired businesses; the effects of dispositions of businesses or assets, including individual films or libraries; the cost of defending Lionsgate’s or Starz’s intellectual property; technological changes and other trends affecting the entertainment industry; the possibility that the proposed transaction does not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all; the risk that the financing required to fund the transaction is not obtained; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; uncertainties as to the timing of the transaction; competitive responses to the transaction; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; Lionsgate’s ability to complete the acquisition and integration of Starz successfully; litigation relating to the transaction; and other factors that may affect future results of Lionsgate and Starz. Additional factors that could cause results to differ materially from those described above can be found in Lionsgate’s Annual Report on Form 10-K for the year ended March 31, 2016, and in its subsequent Quarterly Reports on Form 10-Q, including for the quarter ended June 30, 2016, each of which is on file with the Securities and Exchange Commission (the “SEC”) and available in the “Corporate” section of Lionsgate’s website, http://www.lionsgate.com, under the heading “Reports” and in other documents Lionsgate files with the SEC, and in Starz’s Annual Report on Form 10-K for the year ended December 31, 2015 and in its subsequent Quarterly Reports on Form 10-Q, including for the quarters ended March 31, 2016 and June 30, 2016, each of which is on file with the SEC and available in the “Starz Corporate” section of Starz’s website, http://www.Starz.com, under the subsection “Investor Relations” and then under the heading “SEC Filings” and in other documents Starz files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Lionsgate nor Starz assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Important Additional Information

In connection with the proposed transaction, Lionsgate has filed with the SEC a Registration Statement on Form S-4 that includes a Joint Proxy Statement of Lionsgate and Starz and a Prospectus of Lionsgate, as well as other relevant documents concerning the proposed transaction. The registration statement has not yet become effective and the Joint Proxy Statement included therein is in preliminary form. The proposed transaction involving Lionsgate and Starz will be submitted to Starz’s stockholders and Lionsgate’s stockholders for their consideration. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. STOCKHOLDERS OF LIONSGATE AND STOCKHOLDERS OF STARZ ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE

DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about Lionsgate and Starz, without charge, at the SEC’s website (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the SEC that are incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to James Marsh, Senior Vice President of Lionsgate Investor Relations, 2700 Colorado Avenue, Santa Monica, California, 90404, or at (310) 255-3651, or to Starz, 8900 Liberty Circle, Englewood, Colorado 80112, or at 1-855-807-2929.

Participants in the Solicitation

Lionsgate, Starz, and certain of their respective directors, executive officers, and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Lionsgate’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on July 28, 2016, and certain of its Current Reports on Form 8-K. Information regarding Starz’s directors and executive officers is available in its definitive proxy statement, which was filed with SEC on April 29, 2016, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC. Free copies of this document may be obtained as described in the preceding paragraph.